UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 11, 2000


                         SWIFT TRANSPORTATION CO., INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                         0-18605                  86-0666860
----------------------------          -----------               -------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                 2200 SOUTH 75TH AVENUE, PHOENIX, ARIZONA 85043
               (Address of principal executive offices) (Zip code)


                                 (602) 269-9700
               --------------------------------------------------
               Registrant's telephone number, including area code


                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On December 11, 2000, Swift Transportation Co., Inc., a Nevada corporation ("Swift Transportation"), announced that it had entered into a Merger Agreement, dated as of December 11, 2000 (the "Merger Agreement"), with M.S. Carriers, Inc., a Tennessee corporation ("M.S. Carriers"), and Sun Merger, Inc., a Tennessee corporation and a wholly-owned subsidiary of Swift Transportation ("Merger Sub"), pursuant to which, and subject to the conditions thereof, the M.S. Carriers will become a wholly-owned subsidiary of Swift Transportation through the merger of Merger Sub with and into the M.S. Carriers.

     Pursuant to the Merger Agreement, 1.7 shares of Swift Transportation common stock will be exchanged for each share of M.S. Carriers common stock. Former stockholders of M.S. Carriers will hold approximately 22% of Swift Transportation's outstanding common stock after the merger.

     The consummation of the merger is subject to the satisfaction of customary closing conditions, including antitrust clearance and approval by the stockholders of both Swift Transportation and M.S. Carriers. Both Jerry Moyes, the Chief Executive Officer and largest stockholder of Swift Transportation, and Michael S. Starnes, the Chief Executive Officer and largest stockholder of M.S. Carriers, have agreed to vote their shares in favor of the merger.

     This description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement, together with the Voting Agreements, which are attached hereto as Exhibits and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

  EXHIBIT
  NUMBER        DESCRIPTION OF EXHIBIT
  ------        ----------------------
    2.1 Merger Agreement, dated as of December 11, 2000, among Swift Transportation Co., Inc., a Nevada corporation, Sun Merger, Inc., a Tennessee corporation and wholly-owned subsidiary of Swift Transportation Co., Inc., and M.S. Carriers, Inc., a Tennessee corporation.

    4.1        Voting  Agreement,  dated as of December 11,  2000,  between M.S.
               Carriers, Inc., a Tennessee corporation, the Jerry and Vickie Moyes Family Trust dated 12/11/87 and Jerry Moyes.

    4.2 Voting Agreement, dated as of December 11, 2000, among Swift Transportation Co., Inc., a Nevada corporation, Sun Merger, Inc., a Tennessee corporation and wholly-owned subsidiary of Swift Transportation Co., Inc., and Michael S. Starnes.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SWIFT TRANSPORTATION CO., INC.

Date: December 26, 2000                 /s/ William F. Riley III
                                        ----------------------------------------
                                        Name:  William F. Riley III
                                        Title: Senior Executive Vice President
                                               and Chief Financial Officer

                         SWIFT TRANSPORTATION CO., INC.
                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

  EXHIBIT
  NUMBER                                DESCRIPTION OF EXHIBIT
  ------                                ----------------------

    2.1 Merger Agreement, dated as of December 11, 2000, among Swift Transportation Co., Inc., a Nevada corporation, Sun Merger, Inc., a Tennessee corporation and wholly-owned subsidiary of Swift Transportation Co., Inc., and M.S. Carriers, Inc., a Tennessee corporation.

    4.1        Voting  Agreement,  dated as of December 11,  2000,  between M.S.
               Carriers, Inc., a Tennessee corporation, the Jerry and Vickie Moyes Family Trust dated 12/11/87 and Jerry Moyes.

    4.2 Voting Agreement, dated as of December 11, 2000, among Swift Transportation Co., Inc., a Nevada corporation, Sun Merger, Inc., a Tennessee corporation and wholly-owned subsidiary of Swift Transportation Co., Inc., and Michael S. Starnes.